EXHIBIT 10.1.25
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf-scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf-scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     GUARANTOR JOINDER (this “Joinder”) dated as of January 29, 2010 to the Credit Agreement dated as of November 5, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among REYNOLDS GROUP HOLDINGS INC., a Delaware corporation, REYNOLDS CONSUMER PRODUCTS HOLDINGS INC., a Delaware corporation, CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC., a Delaware corporation, SIG EURO HOLDING AG & CO KGAA, a German partnership limited by shares, SIG AUSTRIA HOLDING GMBH, an Austrian limited liability company (Gesellschaft mit beschränkter Haftung), CLOSURE SYSTEMS INTERNATIONAL BV, a private company with limited liability (besloten vennootschapm met beperkte aansprakelijkheid), incorporated under the laws of The Netherlands, REYNOLDS GROUP HOLDINGS LIMITED, a New Zealand limited liability company, the Guarantors, the Lenders and CREDIT SUISSE AG (formerly known as CREDIT SUISSE), as administrative agent.
          A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
          B. The Guarantors have entered into the Credit Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Sections 5.12 and 5.13 of the Credit Agreement provide that additional Subsidiaries may become Guarantors under the Credit Agreement by execution and delivery of an instrument in the form of this Joinder. The undersigned Borrower or Subsidiary (the

“New Guarantor”) is executing this Joinder in accordance with the requirements of the Credit Agreement to become a Guarantor under the Credit Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.
          Accordingly, the Administrative Agent and the New Guarantor agree as follows:
          SECTION 1. In accordance with Sections 5.12 and 5.13 of the Credit Agreement, the New Guarantor by its signature below becomes a Guarantor under the Credit Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (i) agrees to all the terms and provisions of the Credit Agreement applicable to it as a Guarantor thereunder and (ii) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date. Each reference to a “Guarantor” in the Credit Agreement shall be deemed to include the New Guarantor. The Credit Agreement is hereby incorporated herein by reference.
          SECTION 2. The New Guarantor hereby agrees to (i) be bound by and become a party to the First Lien Intercreditor Agreement, as amended, supplemented or otherwise modified from time to time, as if originally named a Guarantor therein and (ii) execute and deliver accession deeds to the Existing Intercreditor Agreement in form and substance reasonably satisfactory to the Security Trustee thereunder.
          SECTION 3. The New Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
          SECTION 4. The New Guarantor is a company duly organized under the law of Switzerland. The guarantee of the New Guarantor is therefore subject to the relevant limitations set forth in Schedule 10.03 to the Credit Agreement which shall apply to the New Guarantor.
          SECTION 5. The New Guarantor confirms that no Default has occurred or would occur as a result of the New Guarantor becoming a Guarantor under the Credit Agreement.
          SECTION 6. This Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when the Administrative Agent shall have received counterparts of this Joinder that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this

Joinder by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Joinder.
          SECTION 7. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.
          SECTION 8. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 9. (a) SIG Reinag AG hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court; provided that solely for the purpose of enforcement of the rights of the Administrative Agent, any Issuing Bank and any Lender under this Agreement in Austria, SIG Reinag AG hereby irrevocably and unconditionally also submits, for itself and its property to the jurisdiction of the courts of England. SIG Reinag AG agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against SIG Reinag AG or its respective properties in the courts of any jurisdiction.
          (b) SIG Reinag AG hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. SIG Reinag AG hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (c) SIG Reinag AG irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          (d) SIG Reinag AG hereby irrevocably designates and appoints Reynolds Consumer Products Holdings Inc. as its authorized agent upon which process may be served in any action, suit or proceeding arising out of or relating to this Agreement that may be instituted by the Administrative Agent or any Lender in any Federal or state court in the State of New York. SIG Reinag AG hereby agrees that service of any process, summons, notice or document by U.S. registered mail addressed to the U.S. Borrower, with written notice of said service to such Person at the address above shall be effective service of process for any action, suit or proceeding brought in any such court.
          SECTION 10. In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 11. All communications and notices hereunder shall (except as otherwise expressly permitted by the Credit Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Guarantor shall be given to it in care of Holdings as provided in Section 9.01 of the Credit Agreement.
          SECTION 12. The New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Joinder, including the fees, other charges and disbursements of counsel for the Administrative Agent.

          IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Joinder to the Credit Agreement as of the day and year first above written.

SIG REINAG AG
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney in fact

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,
by	/s/ Nupar Kumar
	Name:	Nupar Kumar
	Title:	Vice President

by	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Associate